EXHIBIT 10.1
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                              PURCHASE AGREEMENT
                      (RIVEREDGE PLACE; ATLANTA, GEORGIA)
                      -----------------------------------

      THIS AGREEMENT is made and entered into as of December 18, 1997 (the "Effective Date") by and between CARLYLE REAL ESTATE LIMITED PARTNERSHIP -
 XV, an Illinois limited partnership (hereinafter called "SELLER"), and CMD REALTY INVESTMENT FUND III, L.P. an Illinois limited partnership
(hereinafter called "BUYER").

                                R E C I T A L S
                                ---------------

      A. Seller is the owner of that certain real property located in the City of Atlanta, County of Fulton, State of Georgia, consisting primarily of an office building (the "BUILDING") sometimes known as "RiverEdge Place".

      B. Buyer desires to purchase such premises on the terms and conditions hereinafter documented.

      NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:

      1. PURCHASE AND SALE. Subject to the terms of this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the land (the "LAND") described in Exhibit "A" attached hereto and made a part hereof, together with all right, title and interest of Seller in and to all improvements, structures and fixtures located upon the Land, all right, title and interest of Seller in and to those items of personal property described in Exhibit "B" attached hereto and made a part hereof, all right, title and interest of Seller in and to the name "RiverEdge Place", and, all right, title and interest of Seller in and to all leases set forth on Exhibit "G" attached hereto (the "LEASES") and, to the extent assignable, all right, title and interest of Seller in and to the following: contract rights and agreements; tenant lists, advertising material and telephone exchange numbers; records and correspondence relating directly to the operation of the Property (the foregoing excluding any internal partnership matters relating to Seller and any attorney-client or other similarly protected information); plans, specifications; third party reports and studies; studies, easements, appurtenances, licenses, permits, certificates of occupancy, approvals, dedications, entitlements, warranties, guaranties and representations and all other intangible property not included in the foregoing list, relating solely to the Property (hereinafter, collectively, the "PROPERTY"), all upon the terms, covenants and conditions hereinafter set forth.

      2.    PURCHASE PRICE.

            A. The purchase price (the "PURCHASE PRICE") for the Property shall be the sum of Twenty-Six Million Six Hundred Thousand Dollars ($26,600,000).

      3. PAYMENT OF PURCHASE PRICE. Subject to the terms of this Agreement, the Purchase Price shall be paid to Seller by Buyer as follows:

            A. ESCROW DEPOSIT. Within one (1) business day of Buyer's receipt of a fully executed original of this Agreement, Buyer shall deliver $250,000 (together with all interest thereon, the "ESCROW DEPOSIT") to Chicago Title and Trust Insurance Company, Chicago, Illinois, (which company, in its capacity as escrow holder hereunder, is called "ESCROW HOLDER"). The Escrow Deposit shall be made by wire transfers, a bank or cashier's check drawn on a national money center banking institution (or by other delivery of good funds), and the amounts so deposited shall be held by Escrow Holder as an earnest money deposit in accordance with the terms





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and provisions of a customary strict joint order earnest money escrow agreement to be executed by and between Seller, Buyer and Escrow Holder.
At all times in which the Escrow Deposit is being held by the Escrow Holder, the Escrow Deposit shall be invested by Escrow Holder in the following investments ("APPROVED INVESTMENTS"): (i) United States Treasury obligations, (ii) United States Treasury-backed repurchase agreements issued by a major national money center banking institution reasonably acceptable to Buyer and Seller, or (iii) such other manner as may be reasonably agreed to by Seller and Buyer.

            B. CLOSING PAYMENT. The Purchase Price, as adjusted by the application of the Escrow Deposit and by the prorations and credits specified herein, shall be paid by wire transfer on the "Closing Date", as hereinafter defined (the amount to be paid under this subparagraph B being herein called the "CLOSING PAYMENT").

      4. CONDITIONS PRECEDENT. Each of the conditions set forth in Paragraphs 4A, B, C. D and E below (the "BUYER CONDITIONS") shall be a condition precedent to Buyer's obligation to consummate the transactions contemplated by this Agreement; each of the conditions set forth in Paragraphs 4F and G below (the "SELLER CONDITIONS") shall be a condition precedent to Seller's obligation to consummate the transactions contemplated in this Agreement.

            A.    TITLE MATTERS.

                  (1) TITLE REPORT. Seller has delivered to Buyer a commitment for an ALTA Form B Owner's Policy of Title Insurance ("TITLE COMMITMENT") covering the Property from Chicago Title Insurance Company (which company, in its capacity as title insurer hereunder, is herein called the "TITLE COMPANY"). In addition, Seller has also delivered to Buyer a survey of the Property dated November 21, 1997, prepared by Loo-Turley & Associates, P.C., ("SURVEY"). The Survey shall (i) be certified to Buyer, the Title Company, Wells Fargo Bank, National Association,
(ii) be prepared in accordance with the most recent "Minimum Standard Detail Requirements for Land Title Surveys" jointly established by ALTA and ACSM, and (iii) meet the requirements of an urban survey, including all Table A matters (except item 5). Buyer shall have until the expiration of the Due Diligence Period, to deliver to Seller written notice (an "INITIAL TITLE OBJECTION NOTICE") of Buyer's disapproval or any matter, exception, defect or condition relating to the Title Commitment or the Survey. If Buyer shall deliver the Approval Notice on or before the end of the Due Diligence Period, Buyer shall be deemed to have approved the exceptions to title shown on the Title Commitment and the matters disclosed on the Survey (except for those to which Buyer has objected in the Initial Title Objection Notice). Approval by Buyer of any additional exceptions to title or survey matters first disclosed after the end of the Due Diligence Period shall be a condition precedent to Buyer's obligation to purchase the Property (Buyer hereby agreeing that its approval of such additional exceptions to title or survey matters which are of a minor nature shall not be unreasonably withheld but otherwise shall be given or withheld in its sole and absolute discretion). Unless Buyer gives written notice (an "ADDITIONAL TITLE OBJECTION NOTICE") that it disapproves any such additional exceptions to title or survey matters, stating the exceptions so disapproved, on or before the sooner to occur of (x) the Closing Date or
(y) 5 business days after receipt of (1) written notice thereof, and (2) a copy of all of the documents underlying such additional title or survey matters, Buyer shall be deemed to have approved said additional exceptions.

If, for any reason, on or before the Closing Date, Seller does not cause any exceptions to title or survey matters which Buyer disapproves in either an Initial Title Objection Notice or an Additional Title Objection Notice either to be removed or to obtain a title endorsement (if available) acceptable to Buyer in Buyer's reasonable discretion insuring over such disapproved matter on or before the Closing Date at no cost or expense to Buyer (Seller having the right but not the obligation to do so), Buyer shall have the right to either (a) terminate this Agreement by delivery of written notice of termination on or before the Closing Date, or (b) elect to accept title to the Property as it then is with the right to deduct from




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the Purchase Price a credit equal to (1) mortgages or deeds of trust entered into or assumed by Seller, (2) mechanic's liens for work performed by or on behalf of Seller, (3) income tax or judgment liens against Seller, to the extent not otherwise paid or satisfied in conjunction with the Closing, and (4) real property taxes for tax years prior to the current tax year.

                  (2) EXCEPTIONS TO TITLE. Buyer shall be obligated to accept title to the Property, subject to the following exceptions to title (collectively, the "PERMITTED EXCEPTIONS"):

                         (a)   Real estate taxes and assessments not yet due
and payable; and

                         (b)   Those exceptions to title which Buyer fails
to disapprove in writing pursuant to the provisions of subparagraph A(1) above (or which are otherwise approved pursuant to the provisions thereof).

Buyer's obligation to consummate the transactions contemplated by this Agreement is hereby expressly conditioned upon the irrevocable commitment of Title Company to issue to Buyer on the Closing Date an owner's title insurance policy in the standard form issued in the State of Georgia ("OWNER'S POLICY"), in the face amount of the Purchase Price, which policy
(i) shows title to the Property to be vested of record in Buyer,
(ii) raises the Permitted Exceptions to be the only exceptions to title,
(iii) is dated no earlier than the date and time of the recording of the "Deed" (defined below), (iv) provides for so-called "extended coverage" over all general exceptions, and (v) includes the following endorsements: survey identicality, access, creditor's rights, contiguity (if the Land is comprised of multiple adjoining parcels), tax identification (single tax parcel), 3.1 zoning with parking and owner's comprehensive 1 (collectively, the "ENDORSEMENTS"); provided, however, the foregoing Endorsements shall only constitute a condition to Buyer's obligation if Buyer shall have obtained the Title Company's written agreement to issue the same during the Due Diligence Period.

            B. DUE DILIGENCE REVIEWS. Buyer shall have until 5:00 p.m. (Central time) on December 18,1997 (the "DUE DILIGENCE PERIOD") within which to perform and complete all of Buyer's due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Property, including all leases, service contracts, survey and title matters, and all physical, environmental and compliance matters and conditions respecting the Property. During the Due Diligence Period, Seller shall provide Buyer with reasonable access to the Property upon reasonable advance notice and shall deliver to Buyer, upon request, such leases, service contracts and other contracts respecting the Property as Buyer shall reasonably request (to the extent the same are in Seller's possession or control). Buyer shall commence, and shall in good faith pursue, its due diligence review hereunder. Buyer shall at all times conduct its due diligence review, inspections and examinations in a manner so as to not cause damage, loss, cost or expense to Seller or the Property and so as to not materially interfere with or disturb any tenant at the Property, and Buyer will indemnify, defend, and hold Seller and the Property harmless from and against any damage to the Property or physical injury or any other damage, loss, cost or expense caused by Buyer or any agent or other person acting on behalf of Buyer in connection with Buyer's due diligence review of the Property (the foregoing obligation surviving any termination of this Agreement). Without limitation on the foregoing, in no event shall Buyer make any intrusive physical testing (environmental, structural or otherwise) at the Property (such as soil borings, water samplings or the like) without Seller's express written consent, and (b) from and after the date hereof, contact any tenant of the Property without Seller's express written consent (which consent will not be unreasonably withheld). Seller shall have the right, at its option, to cause a representative of Seller to be present at all inspections, reviews and examinations conducted hereunder. Buyer shall promptly deliver to Seller true, accurate and complete copies of any written reports relating to the Property prepared for or on behalf of Buyer by any third party and in the





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event of termination hereunder, shall return all documents and other materials furnished by Seller hereunder. Buyer shall keep all information or data received or discovered in connection with any of the inspections, reviews or examinations strictly confidential; provided that, notwithstanding the foregoing, Buyer may disclose the existence of this Agreement or any other information in connection with this Agreement (i) to the extent as may be required by law, (ii) to the extent as may be required by the Title Company, and (iii) to any of Buyer's officers, directors, partners, employees, agents, attorneys, accountants, inspectors, consultants, potential or actual investors, or potential or actual lenders (provided the foregoing shall, in turn, be required to hold such information in confidence). If, on or before the expiration of the Due Diligence Period, Buyer shall determine that it intends to proceed with the acquisition of the Property, then Buyer shall promptly notify Seller and Escrow Holder of such determination in writing (such notice being herein called the "APPROVAL NOTICE") (and thereafter, Buyer shall have no further right to terminate this Agreement pursuant to this paragraph 4B). In the event that, on or before the expiration of the Due Diligence Period, Buyer shall fail to have delivered the Approval Notice to Seller, Buyer shall be deemed to have elected to proceed with the acquisition of the Property. Buyer acknowledges that, if the Approval Notice is given, or deemed to have been given, such Approval Notice shall constitute Buyer's satisfaction with the condition of the garage water-damage issues (the Purchase Price being reflective of such matters). If, however, on or before the expiration of the Due Diligence Period, Buyer shall determine in its sole and absolute discretion that it no longer desires to acquire the Property, then Buyer shall promptly notify Seller of such determination in writing (such notice being herein called the "TERMINATION NOTICE"), whereupon the Escrow Deposit shall promptly be returned to Buyer and this Agreement, and the obligations of the parties hereunder, shall terminate.

            C. ESTOPPEL CERTIFICATES. Receipt of estoppel certificates ("TENANT ESTOPPEL CERTIFICATES"), from South Trust Bank and Home Insurance Company and from a sufficient number of additional tenants at the Property so that, overall, Tenant Estoppel Certificates shall be received with respect to 75% of the net rentable square feet of space covered by leases in effect as of the date hereof (the "TOTAL RENTAL FOOTAGE"), shall be a condition precedent to Buyer's obligation to purchase the Property hereunder (the foregoing being herein called the "REQUIRED ESTOPPEL STANDARD"). Each Tenant Estoppel Certificate shall (i) be substantially in the form provided in Exhibit "C" attached hereto and made a part hereof,
(ii) be dated no earlier than thirty (30) days prior to Closing, (iii) have not been modified in any manner which (1) adversely affects the monetary obligations of landlord or tenant under any lease, (2) changes the term of any lease, or (3) contains any other descriptions of terms and conditions which are materially inconsistent with the actual terms and conditions of the Leases, or (iv) alleges any breach or default by landlord under any lease. Seller's sole obligation hereunder shall be to utilize commercially reasonable efforts to obtain a Tenant Estoppel Certificate from each tenant at the Property (such reasonable efforts obligations not including any obligation to institute legal proceedings or to expend monies therefor), but such obligation shall not affect the provision of such Tenant Estoppel Certificates as a condition precedent to closing.

            D. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Seller set forth in this Agreement shall be true and correct on and as of the Closing Date in all material respects (notwithstanding the fact that, with respect to representations and warranties made to the best of Seller's knowledge, Seller had no knowledge of the untruth or inaccuracy of the factual basis of such representations and warranties). Without limitation thereon, the rent roll certification to be delivered by Seller at Closing shall be made effective on and as of the Closing Date and, as a condition to Buyer's obligations to close, such certification shall disclose no changes in any material respect to the rent roll attached hereto (other than changes permitted in or contemplated by this Agreement).





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            E.    COVENANTS.  All covenants of Seller under this Agreement
required to have been performed on or before the Closing Date shall have been duly performed in all material respects.

            F. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Buyer set forth in this Agreement shall be true and correct on and as of the Closing Date in all material respects.

            G. COVENANTS. All covenants of Buyer under this Agreement required to have been performed on or before the Closing Date shall have been duly performed in all material respects.

If any of the Buyer Conditions has not occurred or been satisfied in accordance with the terms set forth herein, then Buyer shall have the right to terminate this Agreement by written notice to Seller, in which event the Escrow Deposit shall promptly be returned to Buyer and the obligations of the parties hereto shall thereupon cease; provided, however, the foregoing shall not release any party hereto from any liability which such party may have hereunder by a reason of a default or breach by such party hereunder. If any of the Seller Conditions has not occurred or been satisfied in accordance with the terms set forth herein, then Seller shall have the right to terminate this Agreement by written notice to Buyer, in which event the Escrow Deposit shall promptly be delivered to Seller and the obligations of the parties hereto shall thereupon cease; provided, however, the foregoing shall not release any party hereto from any liability which such party may have hereunder by a reason of a default or breach by such party hereunder.

      5. CLOSING PROCEDURE. The sale and purchase herein provided shall be consummated (such consummation being herein called the "CLOSING") at a closing conference ("CLOSING CONFERENCE"), which shall be held on the Closing Date at Seller's offices at 900 North Michigan Avenue, Chicago, Illinois. As used herein, "CLOSING DATE" means December 23, 1997; provided, however, if any of the conditions to Closing set forth in this Agreement is not satisfied on or before the Closing Date or if Buyer shall claim that Seller is in default or has otherwise breached its obligations under this Agreement, Seller shall have the right, at its sole option, exercised by giving not less than three (3) business days prior written notice, to extend the Closing Date for up to thirty (30) days in order to attempt to satisfy such conditions or cure such defaults or breaches. Notwithstanding the provisions of this Paragraph 5, either or both parties may close through their own written escrow instructions consistent with the terms of this Agreement and need not be present at Closing.

            A. ESCROW. On or before the Closing Date, the parties shall deliver to Title Company the following: (1) by Seller, a duly executed and acknowledged original limited warranty deed ("DEED") in the form of Exhibit "D" attached hereto and made a part hereof, and (2) by Buyer, the Closing Payment in immediately available federal funds. Subject to either party's right to elect to close through its own written escrow instruction, such deliveries shall be made pursuant to escrow instructions ("ESCROW INSTRUCTIONS") to be executed among Buyer, Seller and Title Company in form reasonably acceptable to such parties in order to effectuate the intent hereof. The conditions to the closing of such escrow shall include the Title Company's receipt of the Deed, the Closing Payment and a written notice from each of Buyer and Seller authorizing Title Company to close the transactions as contemplated herein (each of Buyer and Seller being obligated to deliver such authorization notice at Closing as soon as (1) it is reasonably satisfied that the other party is in a position to deliver the items to be delivered by such other party under subparagraph B below, and (2) all of the conditions to a party's obligations hereunder have been satisfied to such party's satisfaction or waived by such party in its sole and absolute discretion).





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            B.    DELIVERY TO PARTIES.  Upon the satisfaction of the
conditions set forth in the Escrow Instructions, then (x) the Deed shall be delivered to Buyer by Title Company's depositing the same for recordation,
(y) the Closing Payment (and the Escrow Deposit) shall be delivered by Title Company to Seller and (z) at the Closing Conference, the following items shall be delivered:

                  (1) SELLER DELIVERIES. Seller shall deliver to Buyer the following:

                         (a)   A duly executed and acknowledged bill of sale
and an assignment and assumption agreement ("ASSIGNMENT AND ASSUMPTION AGREEMENT") in the form of Exhibit "E" attached hereto and made a part hereof;

                         (b)   Duly executed and acknowledged certificates
regarding the "non-foreign" status of Seller;

                         (c)   Evidence reasonably satisfactory to Buyer and
Title Company respecting the due organization of Seller and the due authorization and execution of this Agreement and the documents required to be delivered hereunder;

                         (d)   An affidavit or certificate certifying that
Seller is a resident of the State of Georgia (or deemed to be a resident) for purposes of complying with O.C.G.A. 48-7-128, et seq. (Georgia Withholding Tax), and is therefore not subject to withholding pursuant to such section (or, if not applicable or is not complied with, Seller and the Title Company shall otherwise comply with the applicable provisions of O.C.G.A. 48-7-128, et seq.);

                         (e)   Original (or copies to the extent originals
are not available) of all Leases and, to the extent in Seller's possession or control, originals (or copies to the extent that originals are not available) of all records, correspondence, plans, specifications, reports, studies, easements, appurtenances, licenses, permits, certificates of occupancy, approvals, dedications, entitlements, warranties, guaranties, representations and other intangible property (the foregoing items deemed delivered by Seller causing the same to be retained by the Property);

                         (f)   All keys in Seller's possession or control
and, to the extent known to Seller, all combinations and other items and information necessary for Buyer to have access to all portions of the Property (the foregoing items deemed delivered by Seller causing the same to be retained by the Property);

                         (g)   A written notice to each of the tenants under
the Leases in the form and substance of EXHIBIT "J" attached hereto, each duly executed by Seller (the "TENANT NOTICE LETTER");

                         (h)   A certification by Seller of an updated rent
roll effective on and as of the date of Closing in the form of EXHIBIT "K" attached hereto;

                         (i)   Original $35,000 letter of credit provided
under the Transoft, Inc. lease, together with an assignment thereof by Seller to Buyer;

                         (j)   A closing statement; and

                         (k)   Such additional documents as may be
reasonably required by Buyer and Title Company in order to consummate the transactions hereunder (provided the same do not materially increase the costs to, or liability or obligations of, Seller in a manner not otherwise provided for herein).





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                  (2)    BUYER DELIVERIES.  Buyer shall deliver to Seller
the following:

                         (a)   A duly executed and acknowledged Assignment
and Assumption Agreement;

                         (b)   The Tenant Notice Letter, duly executed by
Buyer;

                         (c)   A closing statement;

                         (d)   Evidence reasonably satisfactory to Seller
and Title Company respecting the due organization of Buyer and the due authorization and execution of this Agreement and the documents required to be delivered hereunder; and

                         (e)   Such additional documents as may be
reasonably required by Seller and Title Company in or to consummate the transactions hereunder (provided the same do not materially increase the costs to, or liability or obligations of, Buyer in a manner not otherwise provided for herein).

            C. CLOSING COSTS. Seller shall pay (i) any real estate transfer tax payable in connection with the Deed, and (ii) one-half of any escrow charges. Buyer shall pay (i) all fees, costs and premium for the Title Commitment and the Owner's Policy, together with the costs of the survey, (ii) one-half of any escrow charges and (iii) all fees, costs or expenses incurred by Buyer in connection with Buyer's due diligence reviews hereunder (and all costs with respect to any financing which Buyer elects to obtain). Each of Seller and Buyer shall pay its own attorneys' fees and its respective share of prorations as hereinafter provided.
Notwithstanding the foregoing except as otherwise provided in this Agreement, in the event the sale contemplated hereby does not close on the Closing Date, then each party shall pay all costs incurred by it. All other closing costs shall be paid in accordance with local custom.

            D.    PRORATIONS.

                  (1) ITEMS TO BE PRORATED. The following shall be prorated between Seller and Buyer as of 11:59 p.m. on the day immediately preceding the Closing Date:

                         (a)   All real estate taxes and assessments on the
Property for the current year on a per diem basis based upon the most recent assessed valuation and promulgated tax rate for the Property. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from any improvements made or leases entered into on or after the Closing Date. If any assessments on the Property are payable in installments, then the installment for the current period shall be prorated (with Buyer assuming the obligation to pay any installments due after the Closing Date).

                         (b)   All fixed and additional rentals under the
leases, "Security Deposits" (defined below) and other tenant charges actually paid by any tenant to Seller prior to Closing. Seller shall deliver or provide a credit in an amount equal to all prepaid rentals for periods after the Closing Date and all Security Deposits (to the extent the foregoing are not applied or forfeited prior to the date which is two (2) business days prior to the expiration of the Due Diligence Period (Seller agreeing to give notice of any such application not later than two (2) business days prior to expiration of the Due Diligence Period) to Buyer on the Closing Date. Rents which are delinquent as of the Closing Date shall not be prorated on the Closing Date. Buyer shall include such delinquencies in its normal billing and shall pursue the collection thereof





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in good faith after the Closing Date (but Buyer shall not be required to litigate or declare a default in any Lease or otherwise commence any landlord right or remedy under any Lease). To the extent Seller pursues any delinquent rents Seller shall be entitled to retain any amounts received by Seller with respect thereto. To the extent either Seller or Buyer receives rents on or after the Closing Date (other than with respect to delinquent rents as aforesaid), such payments shall be applied first toward any reasonable third party costs of collection incurred by Buyer and then toward any then current rent owed to Buyer in connection with the applicable lease for which such payments are received, and any excess monies received shall be applied toward the payment of any delinquent rents in the inverse order of delinquency, with Seller's share thereof being promptly delivered to Seller and Buyer's share promptly delivered to Buyer.

Buyer may not waive any delinquent rents nor modify a lease so as to reduce or otherwise affect amounts owed thereunder for any period in which Seller is entitled to receive a share of charges or amounts without first obtaining Seller's written consent. Seller hereby reserves the right to sue any tenant owing delinquent rents and any other amounts to Seller for damages (but Seller shall have no other right or remedy against any such tenants with respect to delinquent rent. Buyer shall reasonably cooperate with Seller in any collection efforts hereunder at Seller's sole cost and expense (but shall not be required to litigate or declare a default in any lease (or otherwise commence any landlord right or remedy under any Lease).

With respect to delinquent rents and any other amounts or other rights of any kind respecting tenants who are no longer tenants of the Property as of the Closing Date, Seller shall retain all rights relating thereto. To the extent that any Lease provides for any adjustment of previously paid estimated amounts of real estate tax or operating expense reimbursements on a date subsequent to the Closing Date, Seller shall be entitled to receive, or shall be responsible to pay (which obligation shall survive the Closing), as the case may be (when such amounts are actually received or payable by Buyer), Seller's pro rata share of any such adjusted amounts that are applicable to periods ending prior to the Closing Date.

                         (c)   All normal and customary operating expenses
(such expenses not including any tenant improvement costs or capital expenditures).

                  (2) CALCULATION. The prorations and payments shall be made on the basis of a written statement submitted to Buyer and Seller by Escrow Holder prior to the Closing Date and approved by Buyer and Seller. In the event any prorations or apportionments made under this subparagraph D shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item which cannot be finally prorated because of (i) the unavailability of information, or (ii) as of the Closing Date, a final tax bill has not been issued for the Property for the year in which closing occurs, shall be tentatively prorated at Closing on the basis of the best data then available and reprorated when the final information and amounts are available.

      6. CONDEMNATION OR DESTRUCTION OF PROPERTY. In the event that, after the date hereof but prior to the Closing Date, either any portion of the Property is taken pursuant to eminent domain proceedings or any of the improvements on the Property are damaged or destroyed by any casualty, Seller shall have no obligation to repair or replace any such damage or destruction. Seller shall, upon consummation of the transaction herein provided, (i) assign to Buyer all claims of Seller respecting any condemnation or casualty insurance coverage, as applicable, and all condemnation proceeds or proceeds from any such casualty insurance received by Seller on account of any casualty (the damage from which shall not have been repaired by Seller prior to the Closing Date), as applicable; provided, however, that Seller shall retain any proceeds received (and the right to receive any proceeds) of rental income insurance or a temporary taking award that are attributable to a period prior to the Closing Date, and (ii) credit Buyer with a reduction of the Purchase Price in an amount





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equal to any deductible amount in connection with Seller's casualty insurance. Notwithstanding the foregoing, in the event any portion of the Property is taken pursuant to eminent domain proceedings or the cost of repair of damage to the Property on account of a casualty, as applicable, shall exceed $250,000, Buyer may, at its option, terminate this Agreement by notice to Seller, given on or before the Closing Date. In the event of any such termination, the Escrow Deposit shall promptly be refunded to Buyer and the obligations of the parties hereunder shall terminate.

      7.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

            A.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER.

                  (1) GENERAL DISCLAIMER. Except as specifically set forth in this Agreement or in the Closing documents, the sale of the Property hereunder is and will be made on an "as is, where is, with all faults" basis, without representations and warranties of any kind or nature, express, implied or otherwise, including, but not limited to, any representation or warranty concerning title to the Property, the physical condition of the Property (including, but not limited to, the condition of the soil or the Improvements), the environmental condition of the Property (including, but not limited to, the presence or absence of hazardous substances on or respecting the Property), the compliance of the Property with applicable laws and regulations (including, but not limited to, zoning and building codes or the status of development or use rights respecting the Property), the financial condition of the Property or any other representation or warranty respecting any income, expenses, charges, liens or encumbrances, rights or claims on, affecting or pertaining to the Property or any part thereof. Buyer acknowledges that, during the Due Diligence Period, Buyer will examine, review and inspect all matters which in Buyer's judgment bear upon the Property and its value and suitability for Buyer's purposes. Except as to matters specifically set forth in this Agreement, Buyer will acquire the Property solely on the basis of its own physical and financial examinations, reviews and inspections and the title insurance protection afforded by the Owner's Policy. Without limitation thereon, Buyer hereby waives any and all rights of contribution or other rights or remedies against Seller under the Comprehensive Environmental Response Compensation and Liability Act or any other applicable environmental laws, rules or regulations.

                  (2) LIMITED REPRESENTATIONS AND WARRANTIES OF SELLER. Subject to the provisions of Paragraph 7A(1) above, Seller hereby represents and warrants that, except as set forth in Exhibit "F" attached hereto and made a part hereof, Seller has no knowledge that any of the following statements is untrue (and, for this purpose, Seller's knowledge shall mean only the present actual knowledge of Brian Ellison, after speaking to Seller's on-site third party property manager after such party has reviewed the representations and warranties contained herein, but otherwise without any duty to investigate and with any imputed or constructive knowledge being excluded):

                         (a)   RENT ROLL.  Attached as Exhibit "G" and made
a part hereof is a true, complete and accurate list, as of the date thereof, of all tenant leases or other occupancy agreements (including any and all amendments thereto) respecting the Property, and Seller has not received any written notice of a material default under any of such tenant leases that remains uncured. Notwithstanding anything to the contrary contained herein, Seller shall have no obligation or liability to Buyer with respect to any of the foregoing matters which shall be confirmed as correct in any Tenant Estoppel Certificate which may be delivered hereunder.

                         (b)   LITIGATION.  There is no pending action,
litigation, condemnation or other proceeding against the Property or against Seller with respect to the Property.

                         (c)   COMPLIANCE.  Seller has received no written
notice from any governmental authority having jurisdiction over the Property to the effect that the Property is not in compliance with applicable laws and ordinances.

                         (d)   SERVICE AND ROOFTOP AGREEMENTS. Seller has
not entered into any service agreements or contracts or other agreements relating to the Property which will be in force on the Closing Date, except for the service agreements ("SERVICE AGREEMENTS") described in Exhibit "H-1" attached hereto, and the rooftop agreements described in Exhibit "H-2" attached hereto ("ROOFTOP AGREEMENTS") and Seller has not received any written notice of any default thereunder that remains uncured.

                         (e)   DUE AUTHORITY.  This Agreement and all
agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Seller. Seller is a partnership, duly organized and validly existing under the laws of the State of Illinois, and is duly authorized and qualified to do all things required of it under this Agreement. Seller has the capacity and authority to enter into this Agreement and consummate the transactions herein provided.

                         (f)   ENVIRONMENTAL MATTERS.  Except as set forth
in the reports described in Exhibit "I" attached hereto and made a part hereof (the "ENVIRONMENTAL REPORTS"), copies of which have been delivered to Buyer, Seller has received no written notice of the existence, deposit, storage, removal, burial or discharge of any "Hazardous Material" at, upon, under, within or adjacent to the Property, in an amount in excess of those amounts permitted by applicable environmental laws. The term "HAZARDOUS MATERIAL" shall mean (i) asbestos and any chemicals, flammable substances or explosives, any radioactive materials (including radon), any hazardous wastes or substances which have, as of the date hereof, been determined by any applicable Federal, State or local government law to be hazardous or toxic by the U.S. Environmental Protection Agency, the U.S. Department of Transportation, and/or any instrumentality now or hereafter authorized to regulate materials and substances in the environment which has jurisdiction over the Property ("ENVIRONMENTAL AGENCY"), and (ii) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, which materials listed under items (i) and (ii) above cause the Property (or any part thereof) to be in violation of any applicable environmental laws or the regulations of any Environmental Agency; provided, however, that the term "Hazardous Material" shall not include the "EXCLUDED MATERIALS." As used herein, "Excluded Materials" means materials
(i) other than asbestos or asbestos-containing materials, whose storage, disposal or presence on, in or under any part of the Property does not constitute a violation of applicable environmental laws, or (ii) which may be present in (a) paints (other than lead-based paints), glues, fuels, photocopy equipment supplies, janitorial supplies, cleaning agents and solvents, or (b) inventory held for sale at retail by tenants or (iii) in quantities commonly stored, found or maintained for similar uses in office buildings of a similar nature.

                  (g) UNITED STATES PERSON. Seller is a "United States person" within the meaning of Sections 1445(f)(3) and 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

                  (h) OPTIONS. Seller has not entered into any contracts for the sale of, and no person or entity has any option or any other rights to purchase, all or any portion of the Property.

                  (i)    LEASES.

                         (1)   DEFAULTS.  Seller is not in default in the
payment of any amounts due or in the performance of any obligations under the Leases.

                         (2)   PREPAYMENTS.  No tenant under any of the
Leases has paid any amounts payable under the Leases more than 30 days before such amounts are due, except as otherwise shown on EXHIBIT L.

                         (3)   OWNERSHIP.  Seller has not assigned, pledged,
encumbered or otherwise hypothecated any right to collect rent or other amounts payable under the Leases to any other person, which will remain in effect after the Closing.

                         (4)   IMPROVEMENTS.  Except for the Blackstone &
Cullen Lease renewal (as discussed in paragraph 7D(3) hereof), all alterations, improvements, repairs and other work required to be performed by Seller or any landlord under the Leases have been completed and fully paid for.

                         (5)   SECURITY DEPOSITS.  The total unapplied
amount of refundable security and similar deposits made by each of the tenants under the Leases ("SECURITY DEPOSITS") as of the date hereof is set forth on EXHIBIT "M" attached hereto.

                         (6)   COMMISSIONS.  Except as set forth on EXHIBIT
"N" attached hereto, there are no commissions which are payable, now or in the future, to any persons or entities in connection with the Leases, including without limitation, commissions with respect to any renewals, extensions and expansions whether or not pursuant to options under the Leases, and whether or not such options have been exercised.

            B. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants that this Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Buyer are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Buyer; Buyer is a limited partnership, duly organized and validly existing and in good standing under the laws of the State of Illinois, and is duly authorized and qualified to do all things required of it under this Agreement; and Buyer has the capacity and authority to enter into this Agreement and consummate the transactions herein provided.

            C. SURVIVAL. Any cause of action of a party for a breach of the representations and warranties set forth in this Agreement shall survive until six (6) months after the Closing Date (the "Survival Period"), at which time such representations and warranties (and any cause of action not then in litigation) shall terminate. Notwithstanding the foregoing, if Buyer shall have actual knowledge as of the Closing Date that any of the representations or warranties of Seller contained herein are false or inaccurate or that Seller is in breach or default of any of its obligations under this Agreement, and Buyer nonetheless closes the transactions hereunder and acquires the Property, then Seller shall have no liability or obligation respecting such false or inaccurate representations or warranties or other breach or default (and any cause of action resulting therefrom shall terminate upon such closing hereunder).

            D. INTERIM COVENANTS OF SELLER. Until the Closing Date or the sooner termination of this Agreement:

                  (1) Seller shall maintain the Property in the same manner as prior hereto pursuant to its normal course of business (such maintenance obligations not including extraordinary capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty.

                  (2) Seller shall not enter into any additional service contracts or other similar agreements which will affect the Property after the Closing Date without the prior consent of Buyer, except those deemed reasonably necessary by Seller which are cancelable on 30 days notice.

                  (3) Seller shall have the right to continue to offer the Property for lease in the same manner as prior hereto pursuant to its normal course of business and shall keep Buyer reasonably informed as to the status of leasing prior to the Closing Date. From the Effective Date until the expiration of the Due Diligence Period or earlier termination of this Agreement, Seller covenants that it will not: (i) renew any Leases expiring on or before the Closing, or (ii) enter into any new lease, or
(iii) enter into any material modification or amendment of, or terminate any Lease in existence as of the date of this Agreement, unless Seller obtains the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed. After the expiration of the Due Diligence Period (unless Buyer shall have theretofore delivered a Termination Notice hereunder), Seller shall not: (i) renew any Leases expiring on or before the Closing, or (ii) enter into any new lease, or
(iii) enter into any modification or amendment of, or terminate any Lease in existence as of the date of this Agreement without the prior written consent of Buyer (which consent shall be in Buyer's sole and absolute discretion). In no event shall Seller have any obligation to enter into any new lease or modify any existing lease unless Buyer shall agree to pay or reimburse Seller on the Closing Date for all tenant improvement costs and leasing commissions incurred by Seller under or in connection therewith (Buyer having the right to approve or disapprove of the same in its sole discretion). In furtherance of the foregoing, if Seller desires to
(i) renew any Leases expiring on or before the Closing, or (ii) enter into any new lease, or (iii) enter into any modification or amendment of any Lease in existence as of the date of this Agreement, Seller shall deliver to Buyer a written itemization of the concessions, tenant improvement costs to be paid by Buyer, leasing commissions and other costs associated with any of the foregoing at the same time as Seller requests Buyer's consent thereto. Within five (5) business days of Buyer's receipt of the foregoing information, Buyer shall notify Seller whether Buyer approves or disapproves the leasing related action proposed by Seller. If Buyer fails to respond to Seller within such five (5) business day period, Buyer shall be deemed to have approved the leasing related action proposed by Seller. If Buyer approves (or is deemed to have approved) the leasing related action proposed by Seller, Buyer shall pay the concessions, tenant improvement costs, leasing commissions and other costs associated with any of the foregoing, to the extent all such amounts were disclosed to Buyer in writing prior to Buyer's approval (or deemed approval) of such proposed leasing action. Buyer hereby acknowledges that Buyer has approved the South Trust Bank expansion proposal and the Blackstone & Cullen lease renewal (each of which is reflected in the Rent Roll), and Buyer shall pay for the foregoing costs associated therewith.

                  (4) Seller shall deliver to Buyer copies of all written notices and demands delivered or received by Seller in connection with the Leases or otherwise relating to the Property and affecting the transactions contemplated in this Agreement.

                  (5) Seller shall not convey any interest or option in the Property, or any part thereof, or place any liens or encumbrances against the Property or subject the Property to any declarations of covenants, conditions and restrictions (or the like) except to the extent required by law or by existing agreements affecting the Property (to the extent the same are delivered to Buyer prior to the end of the Due Diligence Period).

                  (6) Except for alterations that are specifically required under any of the Leases or by applicable law, Seller shall not make any material alterations to the Property without obtaining the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed.

                  (7) Seller covenants and agrees that it shall cause any management and leasing contracts affecting the Property to be terminated, effective on or before the Closing Date.

      8. DISPOSITION OF DEPOSIT. IF THE TRANSACTION HEREIN PROVIDED SHALL NOT BE CLOSED BY REASON OF SELLER'S DEFAULT UNDER THIS AGREEMENT OR THE FAILURE OF SATISFACTION OF THE CONDITIONS DESCRIBED IN PARAGRAPH 4 HEREOF OR THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH PARAGRAPH 6 HEREOF, OR FOR ANY OTHER REASON EXCEPT DEFAULT OF BUYER, THEN THE ESCROW DEPOSIT SHALL BE RETURNED TO BUYER, AND NEITHER PARTY SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO THE OTHER; PROVIDED, HOWEVER, IF THE TRANSACTIONS HEREUNDER SHALL FAIL TO CLOSE SOLELY BY REASON OF SELLER'S DEFAULT, AND BUYER SHALL HAVE FULLY PERFORMED ITS OBLIGATIONS HEREUNDER AND SHALL BE READY, WILLING AND ABLE TO CLOSE, THEN BUYER SHALL BE ENTITLED TO SPECIFICALLY ENFORCE THIS AGREEMENT; AND PROVIDED FURTHER HOWEVER, IF IN SUCH EVENT SELLER SHALL WILLFULLY TAKE ACTIONS SO AS TO PREVENT THE AVAILABILITY OF SPECIFIC PERFORMANCE TO BUYER, AND THE OTHER CONDITIONS SET FORTH ABOVE SHALL BE SATISFIED, BUYER SHALL BE ENTITLED TO A RETURN OF THE ESCROW DEPOSIT AND REIMBURSEMENT OF ITS ACTUAL OUT-OF-POCKET COSTS PAID TO THIRD PARTIES IN CONNECTION WITH THE TRANSACTIONS HEREUNDER (SUCH REIMBURSEMENT NOT TO EXCEED $75,000 IN THE AGGREGATE). EXCEPT AS SET FORTH ABOVE, NO OTHER ACTIONS, FOR DAMAGES OR OTHERWISE, SHALL BE PERMITTED IN CONNECTION WITH ANY DEFAULT BY SELLER. IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL NOT CLOSE SOLELY BECAUSE OF BUYER'S DEFAULT UNDER THIS AGREEMENT, THEN THE ESCROW DEPOSIT SHALL BE DELIVERED TO SELLER AS FULL COMPENSATION AND LIQUIDATED DAMAGES UNDER AND IN CONNECTION WITH THIS AGREEMENT. IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL CLOSE, THE ESCROW DEPOSIT SHALL BE APPLIED AS A PARTIAL PAYMENT OF THE PURCHASE PRICE.

IN CONNECTION WITH THE FOREGOING, THE PARTIES RECOGNIZE THAT SELLER WILL INCUR EXPENSE IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT THE PROPERTY WILL BE REMOVED FROM THE MARKET; FURTHER, THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN THE EXTENT OF DETRIMENT TO SELLER CAUSED BY THE BREACH OF BUYER UNDER THIS AGREEMENT AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLER SHOULD RECEIVE AS A RESULT OF BUYER'S BREACH OR DEFAULT OR WRONGFUL REFUSAL TO CLOSE, THE ESCROW DEPOSIT BEING A REASONABLE ESTIMATE OF THE DAMAGES WHICH WOULD BE INCURRED BY SELLER. IN THE EVENT THE SALE OF THE PROPERTY SHALL NOT BE CONSUMMATED ON ACCOUNT OF BUYER'S WRONGFUL REFUSAL TO CLOSE, THEN THE RETENTION OF THE ESCROW DEPOSIT SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT BY REASON OF SUCH DEFAULT WRONGFUL REFUSAL TO CLOSE, SUBJECT TO THE PROVISIONS OF PARAGRAPH 9I HEREOF. THE PARTIES AGREE THAT PRIOR TO EITHER PARTY MAKING A CLAIM UNDER THIS PARAGRAPH 8 BASED ON A DEFAULT BY THE OTHER PARTY, SUCH DEFAULTING PARTY SHALL HAVE THE SOONER TO OCCUR OF
(A) THREE (3) BUSINESS DAYS AFTER NOTICE THEREOF OR (B) THE CLOSING DATE WITHIN WHICH TO CURE SUCH DEFAULT (IT BEING UNDERSTOOD THAT THE CLOSING DATE SHALL NOT BE EXTENDED TO ACCOMMODATE ANY SUCH CURE).

            ______________________         ______________________
            SELLER'S INITIALS              BUYER'S INITIALS

      9.    MISCELLANEOUS.

            A.    BROKERS.

                  (1) Except as provided in subparagraph (2) below, Seller represents and warrants to Buyer, and Buyer represents and warrants to Seller, that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker's or finder's fee or commissions in connection herewith, then Seller shall indemnify and defend Buyer from the same if it shall be based upon any statement or agreement alleged to have been made by Seller, and Buyer shall indemnify and defend Seller from the same (other than claims of "Broker", as defined below) if it shall be based upon any statement or agreement alleged to have been made by Buyer. The indemnification obligations under this Paragraph 9A shall survive the closing of the transactions hereunder or the earlier termination of this Agreement.

                  (2) If and only if the sale contemplated herein closes, Seller agrees to pay a brokerage commission to Richard Ellis, LLC (the "BROKER") pursuant to a separate written agreement between Seller and Broker. Buyer shall have no liability or obligation for any commissions which may be owed to the Broker.

            B.    LIMITATION OF LIABILITY.

                  (1) Notwithstanding anything to the contrary contained herein, if the closing of the transactions hereunder shall have occurred (and Buyer shall not have waived, relinquished or released any applicable rights in further limitation), the aggregate liability of Seller arising pursuant to or in connection with the representations warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement (or any document executed or delivered in connection herewith) or which are otherwise related to the Property shall not exceed $500,000; provided, that the foregoing $500,000 limitation shall not apply to any prorations, reprorations, adjustments to prorations or adjustments to reprorations made between Buyer and Seller under Section 5D of this Agreement.

                  (2) Seller shall retain reserves of at least $500,000 at the time of closing hereunder and, until the expiration of the Survival Period, Seller shall not distribute the same to its partners but shall only utilize such retained funds for the payment of claims, expenses, liabilities or attorneys' fees of Seller (including any amounts incurred in connection with resolving or defending any claim of liability hereunder) with respect to a breach or alleged breach of the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement (or any document executed or delivered in connection herewith) or which otherwise relate to the Property (the foregoing being herein collectively called the "SPECIFIED LIABILITIES").

                  (3) Notwithstanding the foregoing, (i) if Seller or a liquidating trust or other similar successor-in-interest established by Seller shall fail to retain reserves of at least $500,000 at the time of closing hereunder or (ii) if during the Survival Period, Seller (or such successor-in-interest as aforesaid) shall utilize such reserves for any purpose other than the payment of the Specified Liabilities, then subject to the terms and conditions of this Agreement, Buyer may, during the Survival Period, look to the assets of JMB Realty Corporation, as the general partner of Seller, for the payment of any Specified Liabilities; provided, however, the aggregate liability of JMB Realty Corporation in connection therewith shall not exceed $500,000 in the aggregate and shall be further limited as follows:

                         (i)   with respect to the initial reserve amount,
such liability shall be limited to the lesser of the amount by which $500,000 exceeds the amount actually reserved by Seller or its successor-in-interest at closing hereunder, and $500,000 ; or

                         (ii)  during the Survival Period, such liability
shall be limited to the lesser of the amount of such reserves which, during the Survival Period, are utilized for purposes other than the payment of the Specified Liabilities, and $500,000.

                  (4) No constituent partner in or agent of Seller, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent partner in Seller (including, but not limited to, JMB Realty Corporation and the individual(s) listed in Paragraph 7A(2) hereof) shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Buyer, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Seller (or in any other constituent partner of Seller), nor any obligation of any constituent partner in Seller (or in any other constituent partner of Seller) to restore a negative capital account or to contribute capital to Seller (or to any other constituent partner of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other constituent partner (and neither Buyer nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligation to restore or contribute).

            C. ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters. This Agreement may not be modified or amended except by written agreement signed by both parties.

            D. TIME OF THE ESSENCE. Time is of the essence of this Agreement.

            E. INTERPRETATION. Paragraph headings shall not be used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto.

            F. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Georgia.

            G. SUCCESSORS AND ASSIGNS. Buyer may not assign or transfer its rights or obligations under this Agreement without the prior written consent of Seller (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but such transferor shall not be released from its obligations hereunder); provided, however, Buyer may assign its interest in this Agreement without the prior written consent of Seller to an entity controlling, controlled by or under common control with CMD REIM III, Inc., CMD Corporation or CMD Realty Investors, Inc. either directly or through one or more subsidiaries or affiliates. For purposes of this Paragraph, "CONTROL" means the ability to make all material managerial decisions in the ordinary course of business on behalf of the entity. No consent given by Seller to any transfer or assignment of Buyer's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

            H. NOTICES. Any notice which a party is required or may desire to give the other shall be in writing and shall be sent by personal delivery or by mail (either [i] by United States registered or certified mail, return receipt requested, postage prepaid, or [ii] by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery) or by facsimile, addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

                  To Buyer:
                  --------

                  c/o CMD Realty Investors, Inc.
                  899 West Cypress Creek Road, Suite 109
                  Fort Lauderdale, Florida 33309-2048
                  Attention:   Mr. Paul J. Kilgallon
                  Facsimile:   (954) 776-6099
                  Telephone:   (954) 776-7733

                  With Copy To:
                  ------------

                  CMD Realty Investors, Inc.
                  227 West Monroe Street
                  Suite 3900
                  Chicago, Illinois 60606
                  Attention:  Randal J. Selig, Esq.
                  Facsimile:   (312) 726-9473
                  Telephone:   (312) 726-3121

                  With Copy To:
                  ------------

                  Barrack Ferrazzano Kirschbaum Perlman & Nagelberg 333 West Wacker Drive
                  Suite 2700
                  Chicago, Illinois 60606
                  Attention:  Robert B. Weil, Esq.
                  Facsimile:   (312) 984-3220
                  Telephone:   (312) 984-3100

                  To Seller:
                  ---------

                  c/o JMB Realty Corporation
                  900 North Michigan Avenue
                  12th Floor
                  Chicago, Illinois 60611
                  Attention:   Mr. Brian Ellison
                  Facsimile:   (312) 915-2343
                  Telephone:   (312) 915-2348

                  With Copy To:
                  ------------

                  Pircher, Nichols & Meeks
                  1999 Avenue of the Stars
                  Suite 2600
                  Los Angeles, California 90067
                  Attention:   Real Estate Notices (GML)
                  Facsimile:   (310) 201-8922
                  Telephone:   (310) 201-8900

                  And To:
                  ------

                  Richard Ellis, LLC
                  Three First National Plaza
                  Chicago, Illinois 60602
                  Attention:   Mr. Stanley Warnick
                  Facsimile:   (312) 899-0923
                  Telephone:   (312) 899-7724

Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. Any such notice not given by mail shall be deemed given upon receipt or refusal of receipt of the same by the party to whom the same is to be given (which, in the case of facsimile delivery, shall be established by machine generated facsimile indication of transmission).

            I. LEGAL COSTS. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, all deeds and other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In addition, if either Buyer or Seller brings any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys' fees, expenses and costs of investigation actually incurred. The foregoing includes, but is not limited to, attorneys' fees, expenses and costs of investigation (including, without limitation, those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.

            J. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

            K. FURTHER ASSURANCES. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to the Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement; provided, however, that neither Seller nor Buyer shall be obligated to incur any obligations or material expenses except as otherwise required hereunder. Without limiting the generality of the foregoing, Seller shall provide reasonable assistance to Buyer, at Buyer's expense, in connection with the preparation of financial statements and bills, including, without limitation, at Buyer's sole cost and expense, audited income and expense statements prepared by or on behalf of Buyer in accordance with generally accepted accounting principles consistently applied with respect to the Property for calendar year 1997. The provisions of this Paragraph shall survive the Closing.

            L. POST CLOSING REMEDIES. Notwithstanding anything to the contrary contained herein, in the event the Closing occurs and there has been, or is in the future, any breach by Seller or Buyer of any representations, indemnities, warranties, covenants or agreements contained herein, then subject to the other limitations herein, the limitations contained in Paragraph 8 hereof shall not be applicable to the rights and remedies of Buyer or Seller pursuant to this Paragraph 9(L).

            M. FACSIMILE SIGNATURES. Buyer and Seller hereby agree that signatures by facsimile shall be binding for purposes of this Agreement to the same extent as original signatures.

            N. WEEKENDS AND HOLIDAYS. Buyer and Seller hereby agree that when a date upon which a specified event shall occur or be performed hereunder falls upon a weekend or holiday, the time allowed for the event or performance to occur shall be automatically extended to the next succeeding business day.

      THE SUBMISSION OF THIS AGREEMENT FOR EXAMINATION IS NOT INTENDED TO NOR SHALL CONSTITUTE AN OFFER TO SELL, OR A RESERVATION OF, OR OPTION OR PROPOSAL OF ANY KIND FOR THE PURCHASE OF THE PROPERTY. IN NO EVENT SHALL ANY DRAFT OF THIS AGREEMENT CREATE ANY OBLIGATION OR LIABILITY, IT BEING UNDERSTOOD THAT THIS AGREEMENT SHALL BE EFFECTIVE AND BINDING ONLY WHEN A COUNTERPART HEREOF HAS BEEN EXECUTED AND DELIVERED BY EACH PARTY HERETO TO THE OTHER (AND SUCH DATE SHALL BE THE "EFFECTIVE DATE" FOR PURPOSES HEREOF).

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                               SELLER:
                               ------

                               CARLYLE REAL ESTATE LIMITED
                               PARTNERSHIP-XV,
                               an Illinois limited partnership,
                               General Partner

                               By:   JMB REALTY CORPORATION,
                                     a Delaware corporation,
                                     General Partner


                                     By:   _______________________________
                                           Name:  _______________________
                                           Title: ________________________

                               BUYER:
                               -----


                               CMD REALTY INVESTMENT FUND III, L.P.,
                               an Illinois limited partnership

                               By:   CMD/FUND III GP INVESTMENTS, L.P.
                                     an Illinois limited partnership,
                                     its general partner

                                     By:   CMD REIM III, INC.,
                                           an Illinois corporation

                                     By:   ________________________________
                                           Name: __________________________
                                           Title: _________________________

                                 EXHIBIT LIST
                                 ------------




            "A" - Property Description

            "B" - Personal Property

            "C" - Form of Tenant Estoppel Certificate

            "D" - Deed

            "E" - Assignment and Assumption Agreement

            "F" - Exceptions to Seller's Representations
                  and Warranties

            "G" - Rent Roll

            "H-1" - Service Agreements

            "H-2" - Rooftop Agreements

            "I" - Environmental Reports

            "J" - Tenant Notice Letter

            "K" - Closing Rent Roll Certification

            "L" - Prepaid Rentals

            "M" - Security Deposits

            "N" - Lease Commissions

                                  EXHIBIT "A"

                             PROPERTY DESCRIPTION
                             --------------------

      ALL THAT CERTAIN LAND SITUATED IN THE STATE OF GEORGIA, DISTRICT OF FULTON COUNTY, DESCRIBED AS FOLLOWS:

                                  EXHIBIT "B"

                               PERSONAL PROPERTY
                               -----------------

                                  EXHIBIT "C"

                      FORM OF TENANT ESTOPPEL CERTIFICATE
                      -----------------------------------

                          TENANT ESTOPPEL CERTIFICATE
                               (RIVEREDGE PLACE)


CMD Realty Investment Fund III, L.P.
c/o CMD Realty Investors, Inc.
227 West Monroe Street, Suite 3900
Chicago, Illinois  60606

Ladies and Gentlemen:

      [INSERT NAME OF TENANT] ("Tenant") acknowledges that (a) Carlyle Real Estate Limited Partnership - XV ("Landlord") has entered into an agreement with CMD Realty Investment Fund III, L.P. ("Purchaser"), for the sale and purchase of a building commonly known as RiverEdge Place and located at 2000 RiverEdge Parkway, Atlanta, Georgia (the "Building"), (b) Landlord has requested Tenant to execute and deliver this Tenant Estoppel Certificate to Purchaser, and (c) Purchaser, its successors and assigns, and Wells Fargo Bank, National Association, its successors and assigns, will rely upon the certifications by Tenant in this Tenant Estoppel Certificate in connection with the purchase of the Building.

      Tenant hereby certifies as follows:

      1. Tenant currently leases in the Building the premises ("Premises") listed in Paragraph 2 of Exhibit A attached hereto, pursuant to the terms and conditions of (a) the lease dated as of the date listed in Paragraph 3 of Exhibit A attached hereto, between Landlord and Tenant, and
(b) the additional lease documents listed in Paragraph 4 of Exhibit A attached hereto, if any, (collectively, the "Lease"). Except for the Lease, there are no agreements or documents which are binding on Landlord in connection with the lease of the Premises. The Lease is valid, binding and in full force and effect, and has not been modified or amended in any manner whatsoever.

      2. The term of the lease of the Premises and the Lease is the period which commenced on the date listed in Paragraph 5 of Exhibit A attached hereto and ends on the date listed in Paragraph 6 of Exhibit A attached hereto, subject to any rights of Tenant to extend the term expressly set forth in the Lease. Tenant has no rights to extend the term of the lease of the Premises or the Lease except to the extent expressly set forth in the Lease.

      3. Landlord has delivered possession of the Premises to Tenant, and Tenant has accepted possession of, and currently occupies, the Premises. The Premises were at the time of delivery of possession and are currently in good order and repair, and Tenant has no claims against Landlord with respect to the condition of the Premises or the Building.

      4. The current monthly base rent payable under the Lease is as listed in Paragraph 7 of Exhibit A attached hereto, and the current monthly payment payable under the Lease on account of taxes and operating expenses payable under the Lease is as listed in Paragraph 8 of Exhibit A attached hereto. Rent and all other charges payable under the Lease on or before the date hereof have been paid. No amounts of monthly base rent payable under the Lease have been prepaid except through the end of the current calendar month, and no amounts of any other charges payable under the Lease have been prepaid for any period.

      5. Tenant has no options, rights of offer, rights of refusal or other rights to purchase all or any portion of the Building, expand the Premises or lease any other premises in the Building, except to the extent expressly set forth in the Lease.

      6. All improvements and repairs required to be made by Landlord have been completed, and all allowances, reimbursements or other obligations of Landlord for the payment of monies to or for the benefit of Tenant have been fully paid, all in accordance with the terms of the Lease.

      7. Neither Landlord nor Tenant is in default in the performance of any covenant, agreement or condition contained in the Lease, and no event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, would constitute a default by any party under the Lease. Tenant has no defenses, counterclaims, liens or claim of offset or credit under the Lease or against rents, or any other claims against Landlord.

      8. Tenant is not the subject of any bankruptcy, insolvency or similar proceeding in any federal, state or other court of jurisdiction.

      9. Tenant has not subleased any portion of the Premises or assigned any of its rights under the Lease.

      10. Tenant has deposited the amount listed in Paragraph 9 of Exhibit A attached hereto with Landlord as a security deposit under the Lease.

      11. Except as listed in Paragraph 10 of Exhibit A attached hereto, no parties have guaranteed the performance of any of Tenant's obligations under the Lease.

      12. All reconciliations of actual taxes and operating expenses for calendar year 1996 and prior years ("Expenses") with payments made by Tenant therefor have been made and a report thereof delivered to Tenant. Tenant has not made and has no objections to such reconciliation, and waives all claims against Landlord for any overpayment of or other amounts with respect to the Expenses.


____________, ___, 1997              [INSERT NAME OF TENANT]

                                     By:_____________________________
                                           Its:__________________________

                                   EXHIBIT A


      Tenant:                  ___________________________________.

      Suite Number.:           ___________________________________.

      Lease Date:              ___________________________________.

      Additional Lease Documents (if any): _____________________________

            ____________________________________________________________.

      Lease Commencement Date:       _____________________________.

      Lease Expiration Date:         _____________________________.

      Monthly Base Rent Payment:     _____________________________.

      Monthly Tax and
      Operating Expense Payment:     _____________________________.

      Security Deposit:              _____________________________.

      Guaranty (if any):             ___________________________________ has
guaranteed the performance of Tenant's obligations under the Lease pursuant to the _____________________, dated _______________, 19__ ("Guaranty"), and the Guaranty is valid and in full force and effect.

                                  EXHIBIT "D"

                                     DEED
                                     ----

STATE OF ________________:                       After recording return to:
                                                 ______________________
COUNTY OF ______________:                        ______________________


                             LIMITED WARRANTY DEED


      THIS INDENTURE, made as of the __ day of _____________, 1997, between _______________________, a __________________ (hereinafter referred to as
"GRANTOR"), and ____________________, a __________________, its successors and assigns (hereinafter referred to as "GRANTEE").


                             W I T N E S S E T H:
                             -------------------

      THAT GRANTOR, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, in hand paid at and before the sealing and delivery of these presents, the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell and convey unto the said GRANTEE, that tract or parcel of land lying and being in Land Lot ___ of the __________ District of _______________ County, Georgia, and all structures and fixtures located thereon owned by GRANTOR, and being more particularly described on EXHIBIT "A" attached hereto and by this reference incorporated herein.

      TO HAVE AND TO HOLD, the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said GRANTEE forever in Fee Simple; subject to all matters set forth on Exhibit "B" attached hereto (hereinafter referred to as "Permitted Exceptions").

      AND THE SAID GRANTOR will warrant and forever defend the right and title to the above described property unto the said GRANTEE against the claims of all persons owning, holding or claiming by, through and under the GRANTOR, but not otherwise, and excluded from this warranty are claims arising under or by virtue of the Permitted Exceptions.

      IN WITNESS WHEREOF, the GRANTOR has signed and sealed this Limited Warranty Deed, the day and year first above written.


                                     GRANTOR
                                     -------

                                     ______________________________

Signed, sealed and delivered
in the presence of:

_______________________________      By:___________________________
            Witness                        Its:____________________


_______________________________      Attest:_______________________
            Notary Public                  Its:____________________


My Commission Expires:                     [CORPORATE SEAL]


_________________________________

      [NOTARIAL SEAL]

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------

                                  EXHIBIT "E"



                    BILL OF SALE, ASSIGNMENT AND ASSUMPTION
                    ---------------------------------------

                    BILL OF SALE, ASSIGNMENT AND ASSUMPTION

                                     (, )


      FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned, ____________________, a ____________________("Seller"),
hereby sells, transfers, assigns and conveys to ____________________, a ____________________ ("Buyer"), the following:

      1. PERSONAL PROPERTY. All right, title and interest of Seller in and to those items of tangible personal property described in Exhibit "A" attached hereto and made a part hereof ("Personal Property"), located upon, and used in the operation of, that certain property commonly known as "___________", located in the City of ____________________, County of
__________________, State of ____________________ (collectively, the
"Property").

      2. LEASES. All right, title and interest of Seller in and to all leases ("Leases") relating to the Property and described in Exhibit "B" attached hereto.

      3. SERVICE AGREEMENTS. All right, title and interest of Seller in and to all service agreements, including rooftop agreements ("Service Agreements") relating to the Property, or any part of the same and described in Exhibit "C" attached hereto.

      4. INTANGIBLE PROPERTY. All right, title and interest of Seller, to the extent assignable, in and to the name "____________________", and all contract rights, agreements, tenant lists, governmental permits, licenses and approvals, advertising material and telephone exchange numbers and other intangible property (collectively, the "Intangible Property") directly relating to the Property.

      This Bill of Sale, Assignment and Assumption is given pursuant to that certain purchase agreement captioned "PURCHASE AGREEMENT" dated as of ____________________, 199__ (as amended, the "Agreement"), between the
Seller and Buyer, providing for, among other things, the assignment of the Personal Property, Leases, Service Agreements and Intangible Property. The covenants, agreements, and limitations (including, but not limited to, the limitations of liability provided in paragraph 9B of the Agreement) provided in the Agreement with respect to the property conveyed hereunder are hereby incorporated herein by this reference as if herein set out in full and shall inure to the benefit of and shall be binding upon Seller and Buyer, and their respective successors and assigns. Said property is conveyed "as is" without warranty or representation, except as expressly provided in (and subject to the limitations of) the Agreement.

This Bill of Sale, Assignment and Assumption may be executed in one or more counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one and the same instrument.


                               DATED:  As of ________, 199__


                               SELLER:
                               ------

                               ______________________________

                               a ____________________________


                               By:   ________________________

                               Name: ________________________

                               Title: _______________________

                              ASSUMPTION BY BUYER
                              -------------------


            As of this ____ day of ________________, 199___, Buyer hereby accepts the foregoing assignment of Leases and Service Agreements assigned hereby and agrees to assume and discharge, in accordance with the terms thereof, all of the burdens and obligations of Seller thereunder, to the extent the same first arise from and after the date hereof.


                               BUYER:
                               -----

                               a ________________________________________

                               By:   ____________________________________

                               Name: ____________________________________

                               Title:____________________________________

                                  EXHIBIT "F"

             EXCEPTIONS TO SELLER'S REPRESENTATIONS AND WARRANTIES
             -----------------------------------------------------

                                  EXHIBIT "G"

                                   RENT ROLL
                                   ---------

SOUTHTRUST BANK
Lease Dated August 19, 1983
First Amendment Dated May 10, 1984
Second Amendment Dated May 11, 1986 (effective November 1, 1985)
Third Amendment Dated August 1, 1987
Fourth Amendment Dated May 1, 1988
Fifth Amendment and Amended and Restated Fifth Amendment, both Dated January 1, 1990
Sixth Amendment Dated August 1, 1992
Modification of Sixth Amendment Dated August 8, 1994
Seventh Amendment Dated November 5, 1996
Eighth Amendment Dated September 16, 1997
License to Use Common Area Space Dated January 3, 1984

HEITMAN PROPERTIES OF GEORGIA LTD.
Lease Dated December 9, 1996
Expansion and Extension Dated April 7, 1997
Term Commencement Agreement Dated January 25, 1997

Cafe' 2000
Lease Dated August 13, 1997

TRANSOFT, INC.
Lease Dated September 3, 1996

Burlington Industries
Lease Dated May 5, 1996

CARNEGIE TECHNOLOGY GROUP, INC.
Lease Dated December 7, 1995
Lease Dated May 29, 1997

PEACHTREE F&I, INC.
Lease Dated April 1, 1997
Term Commencement Agreement April 28, 1997

Fidelity National Title Insurance Company
Lease Dated September 3, 1997

FINANCIAL FEDERAL SAVINGS BANK
Lease Dated January 9, 1997

LEASING SOLUTIONS, INC.
Lease Dated November 15, 1996

Industrial Training Corporation
Lease Dated November 30, 1995

Allendale Mutual Insurance Company
Lease Dated May 3, 1985
First Amendment Dated September 23, 1986
Second Amendment Dated November 17, 1989
Third Amendment Dated January 1, 1995

METRO SUBURBIA, INC.
Lease Dated August 30, 1993

SHAMROCK BROADCASTING, INC.
Lease Dated July 1, 1984
First Amendment Dated September 27, 1985
Second Amendment Dated August 27, 1987
Third Amendment Dated February 28, 1991
Lease Dated March 28, 1991

PENLAND - BROWN TRAVEL, INC.
Lease Dated July 14, 1994

Industrial Products International
Lease Dated January 21, 1994
Lease Extension Agreement Dated January 10, 1997

BLACKSTONE & CULLEN, INC.
Lease Dated May 16, 1994
Lease Termination Agreement Dated May 16, 1994
Expansion and Extension Agreement Dated December 31, 1994
Lease Extension Agreement Dated November 5, 1997

The Home Insurance Company
Lease Dated June 9, 1989
Tenant Expansion Agreement Dated August 31, 1993
Tenant Expansion Agreement Dated August 1, 1994
Lease Amendment Dated August 2, 1994
Consent to Sublease Dated November 11, 1996
Consent to Sublease Dated July 15, 1996
Consent to Sublease Dated July 24, 1997
Sublease Dated July 8, 1997
Sublease Dated July 15, 1997
Lease Amendment Dated May 1, 1994
Tenant Acceptance Agreement Dated April 17, 1990

The Long Island Savings Bank, FSB, Assignee of Entrust Funding Corporation Lease Dated June 1, 1993
Assignment of Lease Dated November 18, 1994

Atlanta SMSA Limited Partnership
LEASE DATED JULY 17, 1985
First Amendment Dated September 19, 1986
Second Amendment Dated June 9, 1988
Third Amendment Dated April 26, 1989
Restatement of Special Stipulation And Amendments To Lease Dated July 31,
1995

                                 EXHIBIT "H-1"

                              SERVICE AGREEMENTS
                              ------------------

                                 EXHIBIT "H-1"

                              SERVICE AGREEMENTS
                              ------------------


ABM Janitorial - Janitorial
Arnold's Peachtree Pest Control - Pest Control
BFI - Trash Removal
Continental Security - Security
Cummins South - Generator Inspection
Gibbs Landscape - Landscape Maintenance
Montgomery Kone - Elevator Maintenance
Nalco Chemical - Water Treatment
PowerVac, Inc. - Garage Sweeping
International Building Services - Window Cleaning
Johnson Controls, Inc. - Engineering Service
Southeastern Services - Fire Alarm Testing
Southeastern Services - Security Monitor LL-2

                                 EXHIBIT "H-2"

                              ROOFTOP AGREEMENTS
                              ------------------

                                 EXHIBIT "H-2"

                              ROOFTOP AGREEMENTS
                              ------------------

PowerTel/Atlanta, Inc. Dated July 29, 1997
Motorola, Inc. Dated November, 1992
Conxus Properties Dated July 3, 1997

                                  EXHIBIT "I"

                             ENVIRONMENTAL REPORTS
                             ---------------------

                                  EXHIBIT "J"

                             TENANT NOTICE LETTER
                             --------------------

                                  EXHIBIT "J"

                             TENANT NOTICE LETTER
                             --------------------

                                    , 1997


VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED
------------------------

______________________________
______________________________
______________________________
______________________________


      Re:   NOTICE OF SALE OF RIVEREDGE PLACE, ATLANTA, GEORGIA
            ---------------------------------------------------

      This notice is delivered to advise you that the building named above was sold and conveyed on ____________________ by ____________________ to
CMD Realty Investment Fund III, L.P. ("Purchaser"), and that, in connection with the sale, your lease (and any security deposit thereunder) covering Suite ___ in the building was assigned to Purchaser. Accordingly, you are hereby authorized and directed to make all future payments under the lease to Purchaser at the following address:

      CMD Realty Investment Fund III, L.P.
      c/o CMD Realty Investors, Inc.
      c/o The First National Bank of Chicago
      P.O. Box 73313
      Chicago, Illinois  60673-7313

      All communications and notices concerning your lease should be sent to:

      CMD Realty Investment Fund III, L.P.
      c/o First National Bank of Chicago
      Post Office Box 73322
      Chicago, Illinois  60673-7322

      WITH A COPY TO:
      --------------

      CMD Realty Investment Fund III, L.P.
      c/o CMD Realty Investors, Inc.
      227 W. Monroe Street, Suite 3900
      Chicago, Illinois  60606
      Attention:  General Counsel

______________________________             ______________________________

By:   ________________________             By:   ________________________

Its:  ________________________             Its:  ________________________
           "Buyer"                                    "Seller"

                                  EXHIBIT "K"

                        CLOSING RENT ROLL CERTIFICATION
                        -------------------------------

                    SELLER'S CLOSING RENT ROLL CERTIFICATE
                    --------------------------------------
                      (RiverEdge Place; Atlanta, Georgia)


            THIS CLOSING RENT ROLL CERTIFICATE is made as of the _______ day of December, 1997, by CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XV, an Illinois limited partnership ("SELLER"), for the benefit of CMD REALTY INVESTMENT FUND III, L.P. an Illinois limited partnership ("BUYER").

                               R E C I T A L S :

      A. Pursuant to that certain Agreement of Sale dated as of December ___, 1997 between Seller and Buyer (the "AGREEMENT"), Seller agrees to sell to Buyer certain improved real property located in the City of Atlanta, District of Fulton County, State of Georgia.

      B. The Agreement requires the delivery of this Closing Rent Roll Certificate.

NOW THEREFORE, pursuant to the Agreement, Seller does hereby represent and warrant to Buyer that:

            1. The rent roll attached hereto as Exhibit "A" is true, correct and complete as of the date hereof.

            2. This Certificate is subject to the terms and conditions of the Agreement (including all limitations on liability and survival limitations contained therein).

            IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the day and year first above written.

                         SELLER:
                         ------

                         CARLYLE REAL ESTATE LIMITED
                         PARTNERSHIP-XV,
                         an Illinois limited partnership,
                         General Partner

                         By:   JMB REALTY CORPORATION,
                               a Delaware corporation,
                               General Partner


                               By: ___________________________

                               Name:  ________________________

                               Title: ________________________

                                  EXHIBIT "A"

                                   RENT ROLL
                                   ---------

                                  EXHIBIT "L"

                                PREPAID RENTALS
                                ---------------

                                  EXHIBIT "M"

                               SECURITY DEPOSITS
                               -----------------

                                  EXHIBIT "N"

                               LEASE COMMISSIONS
                               -----------------


                                     NONE